Item 1: Report to Shareholders

Corporate Income Fund	November 30, 2006

The views and opinions in this report were current as of November 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

Corporate bonds rallied in the last six months as prices appreciated in response to falling intermediate- and long-term interest rates. Long-term Treasuries performed best, but high-yield and investment-grade corporate bonds also produced strong gains. Mortgage- and asset-backed securities and shorter-term Treasuries lagged somewhat but still did well.

MARKET ENVIRONMENT

Economic growth was strong in the first quarter of 2006 but has moderated significantly since then. According to the latest estimate, the economy expanded at an annualized rate of 2.2% in the third quarter versus 2.6% in the second and 5.6% in the first. The slowdown reflected a cooler housing market, softer manufacturing activity, and some deceleration of consumer spending amid high energy costs and slower housing equity growth.

The overall rate of inflation has eased somewhat as oil and gas prices declined in recent months, but “core” inflation (excluding food and energy prices) has remained above the Federal Reserve’s stated comfort zone. In response, the central bank raised the federal funds target rate to 5.25% at the end of June in an effort to keep any incipient inflation in check. Since mid-year, however, the central bank has refrained from raising short-term rates following 17 quarter-point rate increases over two years. Its current policy reflects moderating U.S. economic growth and the perception that inflation will be restrained over time. Fed Chairman Ben Bernanke has stated that he expects economic growth to pick up sometime in 2007, leaving open the possibility of additional rate increases in coming months if the present inflationary trend continues.

PERFORMANCE

Your fund generated a substantial gain for the six-month period ended November 30, 2006. Performance was in line with the Lehman Brothers U.S. Credit Baa Index and ahead of the Lipper peer group average. For the past 12 months, the fund surpassed both benchmarks. The fund’s net asset value rose from $9.31 at the end of May to $9.76 at the end of November, while dividends added $0.25 per share to the total return. For the 12-month period, the fund’s net asset value increased $0.14, and dividends provided $0.48 per share.

Positive contributors to fund results included our holdings in BB rated Ford Motor Credit and GMAC bonds, both of which benefited results during the prior six-month period. Our exposure to these credits was via short-term securities. Neither of these bonds is held in the index, which benefited relative performance as the bonds continued to perform well. We remain constructive on our outlook for the bonds, particularly GMAC, as the sale of the company to Cerberus cushions GMAC from the travails of its parent company. We believe GMAC is on track for an upgrade back to investment-grade status next year. In the case of Ford, the company has not progressed to the extent of GM in terms of restructuring, but our short-maturity positions in Ford Motor Credit bonds represent good value, in our opinion. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

We had begun ramping up our exposure to the brokerage industry earlier in the year and continued doing so over the past six months. We have been encouraged by heightened merger and acquisition activity within the group, as well as by increased trading volume. This industry has historically been very cyclical, but we are emboldened by our belief that the highest-quality companies in the sector benefit from improved risk controls and diversified sources of income, which enable them to mitigate cyclical swings. Brokerage remains one of our most significant overweights vis-à-vis the index, which benefited the fund’s relative return as these high-quality bonds performed well in an environment in which lower-quality bonds were stronger.

In addition, the communications sector also benefited relative results even though the sector lagged other groups. Our holdings in Verizon and AT&T supplemented our core overweight position in Time Warner Entertainment bonds. As mentioned in our last report, we had exchanged Time Warner bonds for Time Warner Entertainment bonds, which are backed by the parent company’s cable subsidiary. This move was consistent with our view that the cable side of the company’s business is attractively valued relative to other cable companies and is somewhat insulated from pressures directed against Time Warner by various shareholder activists. Time Warner Entertainment has continued to post good results.

On the negative side of the performance ledger, the fund’s overweight position in energy was detrimental in relative terms as the sector underperformed. Also, while the communications holdings mentioned above aided fund results, Telecom Italia was an exception as issues surrounding its strategic direction have weighed on the securities, and we have significantly reduced our exposure there. Health care giant HCA and forest products company Weyerhaeuser were other poor performers. HCA was involved in one of the largest leveraged buyout (LBO) deals in history. LBOs, which are detrimental to the corporate fixed-income market, have been on the increase. We had originally assumed that HCA would be shielded from this risk, since we believed the sheer size of the company would be prohibitive for a buyout. That assessment turned out to be wrong, and our position in the securities (which are not in the index) hurt relative performance. We have since eliminated our entire position.

In the case of Weyerhaeuser, the slowdown in housing affected the entire forest products industry. In addition, rumors of a possible spin-off of the company’s timber assets weighed on the bonds. We remain confident that Weyerhaeuser’s management will resist selling the firm to outside buyers and is unlikely to spin off timber assets, which would separate them from the corporate entity backing our bonds. We continue to hold the securities, since we think they are attractively valued.

Risk surrounding the events at individual companies, including the risk of LBOs and similar activity, is a constant concern to us, and we attempt to mitigate against it in various ways. Trust preferred securities provide a means of investing in high-quality credits, for example, without sacrificing much in the way of yield. Also, we have begun to utilize credit default swaps—a growing and highly liquid area of the credit market. The portfolio benefits via a conduit that allows us to tactically express our negative views on a particular credit, and the liquidity of this market provides tactical opportunities to exploit certain event inefficiencies in the market.

At the end of November, 60% of the portfolio was invested in bonds rated BBB and 21% was allocated to bonds rated A and higher (a total of 81% in investment-grade credits). The balance of the portfolio was diversified among BB, B, and other securities. Miscellaneous consumer products composed 17.5% of the portfolio, media and communications 16.8%, electric and energy 9.9% and 7.8%, respectively, and the balance was allocated among a broad range of sectors including banking, insurance, brokerage, and other groups. (Note: there has been a major change in industry structure since our last report, which precludes comparisons with sector holdings at the end of the previous period.)

OUTLOOK

We are more constructive on the fundamental health of the corporate environment than we were at the end of May, as strong demand has provided a solid technical foundation for corporate bonds. Our major concern, as mentioned, remains the risk of negative company-specific events surrounding individual holdings. As we discussed, leveraged buyout activity has been increasing, which is normally detrimental to fixed-income securities, and we have been taking steps to protect the portfolio from this type of event.

The Federal Reserve has paused in its two-year cycle of monetary tightening, and investors are anxiously awaiting the Fed’s next move. The central bank’s recent posture has supplied the credit markets with a second wind. The issue now is whether the economy will turn softer because of a slowdown in the manufacturing and housing sectors, or whether recent strength in the labor market will push the price trend higher. The jury is still out, but Fed Chairman Ben Bernanke has indicated that, at the moment, inflation remains the Fed’s primary concern rather than the risk of a recession. Corporate bond market volatility has been subdued, and at present we do not see a catalyst in sight that might trigger an increase.

As always, our mission remains constant as we keep a vigilant eye on the economic environment and attempt to identify opportunities in the corporate bond market.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

December 15, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lehman Brothers U.S. Credit Baa Index: A measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 11/30/06‡	Year Ended 5/31/06‡	5/31/05‡	5/31/04	5/31/03	5/31/02
NET ASSET VALUE						
Beginning of period	$ 9.31	$ 9.80	$ 9.49	$ 9.80	$ 9.25	$ 9.31
Investment activities						
Net investment income	0.25¤	0.47¤	0.46¤	0.52*¤	0.57*¤	0.65*
Net realized and unrealized gain (loss)	0.45	(0.49)	0.31	(0.31)	0.56	(0.06)
Total from investment activities	0.70	(0.02)	0.77	0.21	1.13	0.59
Distributions						
Net investment income	(0.25)	(0.47)	(0.46)	(0.52)	(0.58)	(0.65)
NET ASSET VALUE						
End of period	**$ 9.76**	**$ 9.31**	**$ 9.80**	**$ 9.49**	**$ 9.80**	**$ 9.25**

Ratios/Supplemental Data

Total return^	7.58%¤	(0.25)%¤	8.27%¤	2.18%*¤	12.86%*¤	6.49%*
Ratio of total expenses to average net assets	0.72%¤†	0.78%¤	0.78%¤	0.75%*¤	0.80%*¤	0.80%*
Ratio of net investment income to average net assets	5.20%¤†	4.88%¤	4.71%¤	5.39%*¤	6.21%*¤	7.00%*
Portfolio turnover rate	40.3%†	59.4%	61.3%	82.9%	92.9%	91.1%
Net assets, end of period (in thousands)	$ 207,898	$ 200,838	$ 237,388	$ 102,023	$ 111,480	$ 78,341

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* See Note 4. Excludes expenses in excess of a 0.80% contractual expense limitation in effect through 9/30/05.

¤ See Note 4. Excludes expenses permanently waived of 0.01%, 0.01%, 0.02%, 0.05%, and 0.00% of average net assets for the six months ended 11/30/06, and the years ended 5/31/06, 5/31/05, 5/31/04, and 5/31/03, respectively, related to investments in T. Rowe Price mutual funds.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 83.6%		
FINANCIAL INSTITUTIONS 18.1%		
Banking 5.3%		
Bank of America Capital Trust, 5.625%, 3/8/35	1,347	1,306
Banknorth Capital Trust, 10.52%, 5/1/27	305	326
Barclays Bank, VR, 5.926%, 12/31/49 (1)	480	490
BB&T Capital Trust II, 6.75%, 6/7/36	710	800
Colonial Bank, 9.375%, 6/1/11	375	430
FBOP Capital Trust II, 10.00%, 1/15/09 (1)	800	860
Greenpoint Capital Trust I, 9.10%, 6/1/27	330	349
HSBC Bank USA, 4.625%, 4/1/14	1,040	1,006
Independence Community Bank, 3.75%, 4/1/14	205	197
JPMorgan Chase Capital XVII, 6.95%, 8/17/36	230	255
KeyBank, 5.80%, 7/1/14	530	548
Mizuho Capital Investment, 6.686%, 12/31/49 (1)	560	573
MUFG Capital Finance, 6.346%, 7/29/49	650	654
Sovereign Capital Trust VI, 7.908%, 6/13/36	650	743
Sumitomo Mitsui Banking, VR, 5.625%, 7/29/49 (1)	1,675	1,647
Suncorp-Metway, 4.625%, 6/15/13 (1)	420	405
Webster Capital Trust II, Series B, 10.00%, 4/1/27	485	514
		11,103
Brokerage 3.2%		
Goldman Sachs Capital I, 6.345%, 2/15/34	2,433	2,533
Jefferies Group, 6.25%, 1/15/36	1,150	1,149
Legg Mason, 6.75%, 7/2/08	880	902
Lehman Brothers, 5.75%, 1/3/17	665	678
Merrill Lynch, 6.05%, 5/16/16	1,000	1,054
Morgan Stanley, 6.25%, 8/9/26	205	221
		6,537

Finance Companies 2.9%		
American Express, 5.50%, 9/12/16	700	714
Capital One Financial, 6.15%, 9/1/16	1,200	1,258
CIT Group, 6.00%, 4/1/36	350	354
Countrywide Financial, 6.25%, 5/15/16	1,000	1,033
GATX, 5.50%, 2/15/12	500	503
Residential Capital, 6.125%, 11/21/08	780	788
Residential Capital, VR, 7.204%, 4/17/09 (1)	650	652
SLM Corporation, 5.625%, 8/1/33 (2)	615	610
		5,912
Financial Other 0.2%		
Xstrata Finance Canada, 5.50%, 11/16/11 (1)(2)	500	503
		503
Insurance 3.7%		
Fund American Companies, 5.875%, 5/15/13	375	378
Genworth Financial, 6.15%, 11/15/66	600	610
Mangrove Bay Pass Thru Trust, 6.102%, 7/15/33 (1)	1,200	1,187
Marsh & McLennan, 5.375%, 7/15/14	930	906
MIC Financing Trust I, 8.375%, 2/1/27 (1)	830	833
Nationwide Mutual Insurance, 6.60%, 4/15/34 (1)	330	334
NLV Financial, 7.50%, 8/15/33 (1)	440	485
Ohio National Financial Services, 6.35%, 4/1/13 (1)	195	203
Principal Financial Group, 6.05%, 10/15/36	280	297
Principal Mutual Life Insurance, 8.00%, 3/1/44 (1)	405	456
RLI Corporation, 5.95%, 1/15/14	470	465
Security Benefit Life Insurance, 7.45%, 10/1/33 (1)	175	201
Torchmark, 6.375%, 6/15/16	500	528
WellPoint, 4.25%, 12/15/09	550	537
Wellpoint, 5.00%, 1/15/11	365	363
		7,783

Real Estate Investment Trusts 2.8%		
AMB Property, 5.90%, 8/15/13	500	513
Archstone Smith Operating Trust, 5.625%, 8/15/14	215	220
Avalonbay Communities, 4.95%, 3/15/13	885	871
Camden Property Trust, 4.375%, 1/15/10	1,330	1,301
Developers Diversified Realty, 3.875%, 1/30/09	325	316
Federal Realty Investment Trust, 6.00%, 7/15/12	455	470
Kimco Realty, 4.904%, 2/18/15	885	851
Reckson Operating, 6.00%, 3/31/16	700	702
Simon Property Group, 5.375%, 6/1/11	590	595
		5,839
Total Financial Institutions		37,677
INDUSTRIAL 51.5%		
Basic Industry 2.7%		
Barrick Gold Finance, 4.875%, 11/15/14	425	409
Boise Cascade, 7.125%, 10/15/14	435	419
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	478	464
Lubrizol, 4.625%, 10/1/09	885	873
Newmont Mining, 5.875%, 4/1/35	420	405
Placer Dome, 6.45%, 10/15/35	350	368
Vale Overseas, 6.875%, 11/21/36	910	927
Weyerhaeuser, 7.375%, 3/15/32	1,685	1,765
		5,630
Capital Goods 2.4%		
Boeing, 8.75%, 8/15/21	760	1,024
CRH America, 6.40%, 10/15/33	880	900
LaFarge, 6.15%, 7/15/11	445	459
Northrop Grumman, 7.125%, 2/15/11	705	758

Northrop Grumman, 7.75%, 3/1/16	435	514
Oakmont Asset Trust, 4.514%, 12/22/08 (1)	295	289
Owens Corning, 6.50%, 12/1/16 (1)	400	406
Sealed Air, 5.375%, 4/15/08 (1)	440	439
Waste Management, 7.375%, 5/15/29	220	256
		5,045
Communications 16.8%		
America Movil, 6.375%, 3/1/35	1,282	1,266
American Tower, 7.125%, 10/15/12	465	478
AT&T, 6.45%, 6/15/34	790	833
AT&T, STEP, 7.30%, 11/15/11	690	756
AT&T Broadband, 8.375%, 3/15/13 (3)	2,385	2,743
AT&T Wireless, 7.875%, 3/1/11	1,710	1,885
AT&T Wireless, 8.125%, 5/1/12	85	97
Comcast, 4.95%, 6/15/16	3,760	3,564
Comcast, 5.875%, 2/15/18	610	613
Cox Communications, 7.125%, 10/1/12	890	961
Cox Communications, 7.75%, 11/1/10	1,250	1,361
E.W. Scripps, 4.30%, 6/30/10	705	684
EchoStar DBS, 5.75%, 10/1/08	220	219
France Telecom, STEP, 7.75%, 3/1/11	1,735	1,911
Idearc, 8.00%, 11/15/16 (1)	230	234
News America, 6.20%, 12/15/34	2,210	2,209
Nextel Communications, 6.875%, 10/31/13	1,400	1,428
Shaw Communications, 7.40%, 10/17/07 (CAD)	615	551
Sprint Capital, 6.875%, 11/15/28	355	368
Sprint Capital, 8.375%, 3/15/12	1,730	1,951
Telecom Italia Capital, 5.25%, 11/15/13	2,505	2,414
Telefonica Emisiones, 6.421%, 6/20/16	995	1,043

Telefonos de Mexico, 4.75%, 1/27/10	1,770	1,747
Time Warner Entertainment, 7.25%, 9/1/08	1,445	1,493
Time Warner Entertainment, 8.375%, 3/15/23	2,045	2,439
Verizon Global Funding, 7.75%, 12/1/30	880	1,047
Videotron, 6.875%, 1/15/14	175	175
Windstream, 8.625%, 8/1/16 (1)	420	458
		34,928
Consumer Cyclical 11.2%		
Centex, 5.45%, 8/15/12	885	879
D.R. Horton, 5.625%, 9/15/14	535	520
DaimlerChrysler, 6.50%, 11/15/13	620	645
DaimlerChrysler, 8.50%, 1/18/31	885	1,080
DaimlerChrysler, VR, 5.82%, 8/3/09	815	816
Ford Motor Credit, 7.375%, 10/28/09	1,600	1,602
Ford Motor Credit, VR, 6.944%, 1/15/10	1,475	1,421
General Motors Acceptance Corp., 5.625%, 5/15/09	1,100	1,090
General Motors Acceptance Corp., VR, 6.324%, 7/16/07	2,630	2,633
Harrah's Operating, 5.50%, 7/1/10	2,060	1,993
Home Depot, 5.40%, 3/1/16	835	833
J.C. Penney, 7.375%, 8/15/08	1,090	1,126
J.C. Penney, 9.00%, 8/1/12	765	891
Lennar, 5.60%, 5/31/15	450	436
Lennar, 5.95%, 10/17/11	285	289
MDC Holdings, 5.375%, 12/15/14	885	839
MGM Mirage, 6.00%, 10/1/09	440	439
MGM Mirage, 6.75%, 9/1/12	220	217
NVR, 5.00%, 6/15/10	225	220
Pulte Homes, 5.20%, 2/15/15	785	755
Royal Caribbean Cruises, 7.00%, 6/15/13 (2)	900	919
Ryland Group, 5.375%, 1/15/15 (2)	235	220
Speedway Motorsports, 6.75%, 6/1/13	435	434

Station Casinos, 6.00%, 4/1/12 (2)	175	168
Time Warner, 5.50%, 11/15/11	1,010	1,017
Viacom, 5.75%, 4/30/11	1,000	1,008
Wal-Mart, 5.25%, 9/1/35	435	412
YUM! Brands, 7.65%, 5/15/08	385	398
		23,300
Consumer Non-Cyclical 6.3%		
Bunge Limited Finance, 4.375%, 12/15/08	525	516
Cardinal Health, VR, 5.64%, 10/2/09 (1)	730	730
Cott Beverages, 8.00%, 12/15/11	175	179
Fortune Brands, 5.125%, 1/15/11	1,000	990
Genentech, 4.75%, 7/15/15	600	583
Highmark, 6.80%, 8/15/13 (1)	880	926
Hospira, 4.95%, 6/15/09	1,180	1,165
Kroger, 8.05%, 2/1/10	1,340	1,446
Medtronic, 4.75%, 9/15/15	885	854
Panamerican Beverages, 7.25%, 7/1/09	435	456
PepsiAmericas, 4.875%, 1/15/15	775	752
Philip Morris, 7.20%, 2/1/07	895	897
Reynolds American, 6.50%, 7/15/10 (1)	665	678
Sysco, 5.375%, 9/21/35	1,435	1,410
Tate & Lyle, 6.125%, 6/15/11 (1)	500	511
Teva Pharmaceutical Finance, 5.55%, 2/1/16	1,010	1,005
		13,098
Energy 7.8%		
Amerada Hess, 7.875%, 10/1/29	1,678	2,011
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,104
Chesapeake Energy, 6.50%, 8/15/17	715	681
Devon Financing, 6.875%, 9/30/11	440	471

Devon Financing, 7.875%, 9/30/31	1,895	2,361
Diamond Offshore Drilling, 5.15%, 9/1/14	880	862
Encana, 4.60%, 8/15/09	1,045	1,032
Encana, 6.50%, 8/15/34	665	710
Halliburton, 5.50%, 10/15/10	880	890
Newfield Exploration, 6.625%, 9/1/14	435	433
Petro-Canada, 5.95%, 5/15/35	1,245	1,227
PF Export Receivables Master Trust, 6.436%, 6/1/15 (1)	134	134
Ras Laffan Lending, 5.832%, 9/30/16 (1)	500	513
Sunoco, 4.875%, 10/15/14	390	374
Valero Energy, 3.50%, 4/1/09	1,145	1,102
Valero Energy, 4.75%, 4/1/14	880	841
XTO Energy, 5.65%, 4/1/16	825	829
YPF Sociedad Anonima, 10.00%, 11/2/28	550	644
		16,219
Industrial-Other 0.2%		
Leucadia National, 7.00%, 8/15/13	175	176
Mobile Mini, 9.50%, 7/1/13	114	121
		297
Technology 2.0%		
Cisco Systems, 5.25%, 2/22/11	825	834
Eastman Kodak, 7.25%, 11/15/13	600	600
Motorola, 7.50%, 5/15/25	735	876
Oracle, 5.00%, 1/15/11	1,800	1,795
		4,105
Transportation 2.1%		
Canadian National Railway, 6.25%, 8/1/34	1,085	1,209
CSX, 6.00%, 10/1/36	1,315	1,363
ERAC USA Finance Company, 5.60%, 5/1/15 (1)	875	868

Norfolk Southern, 5.59%, 5/17/25 (2)	423	423
Norfolk Southern, 7.25%, 2/15/31 (2)	457	552
		4,415
Total Industrial		107,037
UTILITY 14.0%		
Electric 9.9%		
AES, 7.75%, 3/1/14	435	465
Appalachian Power, 6.375%, 4/1/36	500	531
Black Hills, 6.50%, 5/15/13	1,285	1,307
Centerpoint Energy, 7.25%, 9/1/10	880	935
Consumers Energy, 5.80%, 9/15/35	1,000	982
Duke Capital, 6.25%, 2/15/13	1,800	1,883
Duke Capital, 6.75%, 7/15/18	1,315	1,424
El Paso Electric, 6.00%, 5/15/35	600	599
Entergy Louisiana, 5.83%, 11/1/10	540	544
Exelon Generation, 5.35%, 1/15/14	440	438
FirstEnergy, 6.45%, 11/15/11	1,470	1,550
Florida Power & Light, 6.20%, 6/1/36 (1)	245	271
MidAmerican Energy, 6.125%, 4/1/36	650	682
Monongahela Power, 5.70%, 3/15/17 (1)	540	549
Nevada Power, 5.875%, 1/15/15	665	671
NRG Energy, 7.25%, 2/1/14	150	150
NRG Energy, 7.375%, 2/1/16	290	290
Pacific Gas & Electric, 4.80%, 3/1/14	595	580
Pacific Gas & Electric, 6.05%, 3/1/34	645	675
Progress Energy, 5.625%, 1/15/16	1,450	1,470
Public Service of New Mexico, 4.40%, 9/15/08	435	429
Southern California Edison, 4.65%, 4/1/15	745	717

TXU Energy, 6.125%, 3/15/08	670	677
Virginia Electric & Power, 4.50%, 12/15/10	435	423
Virginia Electric & Power, 6.00%, 1/15/36	1,000	1,032
Westar Energy, 5.10%, 7/15/20	880	845
Xcel Energy, 7.00%, 12/1/10	435	464
		20,583
Natural Gas 4.1%		
ANR Pipeline, 8.875%, 3/15/10	435	458
Atmos Energy, 5.95%, 10/15/34 (2)	565	553
Boardwalk Pipelines, 5.50%, 2/1/17	570	563
El Paso Natural Gas, 7.625%, 8/1/10	220	228
Enterprise Products Operations, 4.95%, 6/1/10	495	490
Enterprise Products Operations, 5.60%, 10/15/14	1,775	1,766
Kinder Morgan Finance, 5.70%, 1/5/16	2,000	1,867
Panhandle Eastern Pipeline, 4.80%, 8/15/08	205	203
Piedmont Natural Gas, 6.00%, 12/19/33	175	178
San Diego Gas & Electric, 5.35%, 5/15/35	885	859
Sempra Energy, VR, 5.845%, 5/21/08	860	860
Southern Natural Gas, 8.875%, 3/15/10	435	457
		8,482
Total Utility		29,065
Total Corporate Bonds (Cost $172,464)		173,779
ASSET-BACKED SECURITIES 0.2%		
Car Loan 0.2%		
Americredit Automobile Receivable Trust Series 2006-RM, Class A3 5.53%, 1/6/14	300	305
Total Asset-Backed Securities (Cost $300)		305

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.9%

Collateralized Mortgage-Backed Securities 1.9%

Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO 4.804%, 9/15/42	550	542
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1, CMO 4.94%, 10/12/42	537	535
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	300	316
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR 4.824%, 10/15/42	885	872
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, CMO 5.481%, 12/12/44	750	768
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO 5.156%, 2/15/31	940	941
Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,986)		3,974

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.3%

U.S. Treasury Obligations 0.3%

U.S. Treasury Bonds, 5.375%, 2/15/31	625	693
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $652)		693

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 6.9%

Owned No Guarantee 2.0%

OAO Gazprom, 8.625%, 4/28/34	1,150	1,475
Pemex Project Funding Master Trust, 6.625%, 6/15/35	885	904

Pemex Project Funding Master Trust, 7.75%, 9/28/49	880	916
Pemex Project Funding Master Trust, VR, 6.69%, 6/15/10 (1)	880	904
		4,199
Sovereign 4.9%		
Federal Republic of Brazil, 8.00%, 1/15/18	276	308
Republic of South Africa, 6.50%, 6/2/14 (2)	1,110	1,181
Republic of Turkey, 7.375%, 2/5/25	575	584
United Mexican States, 5.625%, 1/15/17	5,980	6,016
United Mexican States, 7.50%, 4/8/33 (2)	880	1,045
United Mexican States, 8.125%, 12/30/19	880	1,079
		10,213
Total Foreign Government Obligations & Municipalities (Cost $13,910)		14,412
CONVERTIBLE BONDS 0.1%		
Real Estate Investment Trusts 0.1%		
ERP Operating Limited Partnership 3.85%, 8/15/26 (Tender 8/11/11)	212	221
Total Convertible Bonds (Cost $210)		221
COMMON STOCKS 2.1%		
FINANCIAL INSTITUTIONS 0.8%		
Banking 0.6%		
Citigroup	4	176
Citizens Banking	4	119
JPMorgan Chase	9	412
U.S. Bancorp	10	337
Washington Mutual	4	155
		1,199

Finance Companies 0.1%		
Allied Capital	7	215
		215
Real Estate Investment Trusts 0.1%		
Weingarten Realty Investors, REIT	5	222
		222
Total Financial Institutions		1,636
INDUSTRIAL 0.8%		
Basic Industry 0.2%		
DuPont	4	179
International Paper	5	179
MeadWestvaco	6	184
		542
Communications 0.1%		
Alltel	4	250
		250
Consumer Non-Cyclical 0.3%		
Pfizer	18	481
UST	2	99
		580
Energy 0.2%		
Chevron	5	386
		386
Total Industrial		1,758
UTILITY 0.5%		
Electric 0.4%		
Duke Energy	14	451

SECURITIES LENDING COLLATERAL 3.0%

Money Market Trust 3.0%

State Street Bank and Trust Company of New Hampshire N.A. Securities Lending Quality Trust units, 5.275% (6)	6,137	6,137
Total Securities Lending Collateral (Cost $6,137)		6,137
Total Investments in Securities		
101.2% of Net Assets (Cost $207,874)		**$ 210,387**

† Denominated in U.S. dollars unless otherwise noted

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $17,235 and represents 8.3% of net assets.

(2) All or a portion of this security is on loan at November 30, 2006 - see Note 2

(3) All or a portion of this security is pledged to cover margin requirements on future contracts at November 30, 2006

(4) SEC Yield

(5) Affiliated company - see Note 4

(6) Seven-day yield

CAD Canadian Dollar

CMO Collateralized Mortgage Obligation

REIT Real Estate Investment Trust

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

VR Variable Rate; rate shown is effective rate at period-end

SWAPS 0.0%

Credit Default Swaps 0.0%

Barclays International, Protection Purchased (Relevant Credit: Nextel Communications, 8.375%, 3/15/12), Pay 0.42% Pay upon credit default, 12/20/11	500	2
JPMorgan, Protection Purchased (Relevant Credit: Clear Channel Communications, 6.875%, 6/15/18), Pay 2.97% Pay upon credit default, 12/20/11	500	(4)
Total Swaps (Cost $0)		(2)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $202,077)	$	204,688
Affiliated companies (cost $5,797)		5,697
Total investments in securities		210,385
Interest and dividends receivable		3,001
Receivable for investment securities sold		2,004
Receivable for shares sold		70
Other assets		266
Total assets		215,726
Liabilities		
Obligation to return securities lending collateral		6,137
Payable for investment securities purchased		1,327
Payable for shares redeemed		118
Investment management fees payable		75
Due to affiliates		36
Other liabilities		135
Total liabilities		7,828
NET ASSETS	$	207,898
Net Assets Consist of:		
Undistributed net investment income	$	52
Undistributed net realized loss		(4,516)
Net unrealized gain		2,523
Paid-in capital applicable to 21,308,023 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		209,839
NET ASSETS	$	207,898
NET ASSET VALUE PER SHARE	$	9.76

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning June 1, 2007.

In September 2006, the Financial Accounting Standards Board (“FASB”) released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At November 30, 2006, approximately 10% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended November 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the six months ended November 30, 2006, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management.

Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2006, the value of loaned securities was $5,935,000; aggregate collateral consisted of $6,137,000 in money market pooled accounts.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $39,733,000 and $43,893,000, respectively, for the six months ended November 30, 2006. Purchases and sales of U.S. government securities aggregated $653,000 and $0, respectively, for the six months ended November 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2006.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $1,723,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2006, were recognized for tax purposes on June 1, 2006. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2006, the fund had $3,157,000 of unused capital loss carryforwards, of which $491,000 expire in fiscal 2009 and $2,666,000 expire in fiscal 2011.

At November 30, 2006, the cost of investments for federal income tax purposes was $207,874,000. Net unrealized gain aggregated $2,523,000 at period-end, of which $5,400,000 related to appreciated investments and $2,877,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2005. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2007. At November 30, 2006, there were no amounts subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2006, expenses incurred pursuant to these service agreements were $54,000 for Price Associates, $58,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2006, the fund was allocated $82,000 of Spectrum Funds’ expenses, of which $64,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2006, approximately 44% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $71,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2006, and May 31, 2006, was $844,000 and $1,166,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Corporate Income Fund does not incur duplicate fees for its assets invested in the High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $12,000 of management fees permanently waived pursuant to this agreement. During the six months ended November 30, 2006, purchases and sales of the High Yield Fund were $183,000 and $0, respectively. For the six months then ended, net investment income was $183,000. At November 30, 2006, and May 31, 2006, the value of shares of the High Yield Fund held were $4,853,000 and $4,603,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2007